AMENDMENT NO. 3 TO DISTRIBUTION AGREEMENT


         THIS AMENDMENT NO. 3 TO DISTRIBUTION AGREEMENT is made as of the 29th of January, 1999, by and between each of the open end management investment companies listed on Schedule A, attached hereto, as of the dates noted on such Schedule A, together with all other open end management investment companies subsequently established and made subject to this Agreement in accordance with
Section 16 (the "Issuers") and Funds Distributor, Inc. ("Distributor"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement.

                                    RECITALS

         WHEREAS,   the  Issuers  and  Distributor  are  parties  to  a  certain
Distribution Agreement dated January 15, 1998, amended June 1, 1998 and December 1, 1998 (the "Distribution Agreement"); and

         WHEREAS, American Century Capital Portfolios, Inc. has added a series, American Century Equity Index Fund; and

         WHEREAS, the parties desire to amend the Distribution Agreement to add the new series.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1. The new series is hereby added as a party to the Distribution Agreement.

         2. Schedules A, B, C, D and E to Distribution Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Schedules A, B, C, D and E attached hereto.

         3. After the date hereof, all references to the Distribution Agreement shall be deemed to mean the Distribution Agreement, as amended by Amendment No. 1, Amendment 2 and this Amendment No. 3.

         4. In the event of a conflict between the terms of this Amendment No. 3, Amendment No. 2, Amendment No. 1 and the Distribution Agreement, it is the intention of the parties that the terms of this Amendment No. 3 shall control and the Distribution Agreement shall be interpreted on that basis. To the extent the provisions of the Distribution Agreement, Amendment No. 1 and Amendment No. 2 have not been amended by this Amendment No. 3, the parties hereby confirm and ratify the Distribution Agreement.

         5. This Amendment No. 3 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the date first above written.

                       FUNDS DISTRIBUTOR, INC.


                       By: /s/ Marie E. Connolly
                       Name:   Marie E. Connolly
                       Title:  President and CEO

                       AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY GOVERNMENT INCOME TRUST
                       AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                       AMERICAN CENTURY INVESTMENT TRUST
                       AMERICAN CENTURY MUNICIPAL TRUST
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                       AMERICAN CENTURY PREMIUM RESERVES, INC.
                       AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                       AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC. AMERICAN CENTURY TARGET MATURITIES TRUST
                       AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                       AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.


                       By:  /s/ Patrick A. Looby
                              Patrick A. Looby
                              Vice President of each of the Issuers

                                   SCHEDULE A

           Companies and Funds Covered by this Distribution Agreement
Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
0        Benham California Municipal Money Market Fund                 January 15, 1998
0        Benham California High-Yield Municipal Fund                   January 15, 1998
0        Benham California Tax-Free Money Market Fund                  January 15, 1998
0        Benham California Limited Term Tax-Free Fund                  January 15, 1998
0        Benham California Intermediate-Term Tax-Free Fund             January 15, 1998
0        Benham California Long-Term Tax-Free Fund                     January 15, 1998
0        Benham California Insured Tax-Free Fund                       January 15, 1998

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
0        American Century Equity Income Fund                           January 15, 1998
0        American Century Real Estate Fund                             January 15, 1998
0        American Century Value Fund                                   January 15, 1998
0        American Century Small Cap Value Fund                         July 30, 1998
0        American Century Equity Index Fund                            January 29, 1998

AMERICAN CENTURY GOVERNMENT INCOME TRUST
0        Benham Short-Term Treasury Fund                               January 15, 1998
0        Benham Intermediate-Term Treasury Fund                        January 15, 1998
0        Benham Long-Term Treasury Fund                                January 15, 1998
0        Benham Government Agency Money Market Fund                    January 15, 1998
0        Benham Short-Term Government Fund                             January 15, 1998
0        Benham GNMA Fund                                              January 15, 1998
0        Benham Inflation-Adjusted Treasury Fund                       January 15, 1998
0        Benham Capital Preservation Fund                              January 15, 1998

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
0        Benham International Bond Fund                                January 15, 1998

AMERICAN CENTURY INVESTMENT TRUST
0        Benham Prime Money Market Fund                                January 15, 1998

AMERICAN CENTURY MUNICIPAL TRUST
0        Benham Arizona Intermediate-Term Municipal Fund               January 15, 1998
0        Benham Florida Municipal Money Market Fund                    January 15, 1998
0        Benham Florida Intermediate-Term Municipal Fund               January 15, 1998
0        Benham Tax-Free Money Market Fund                             January 15, 1998
0        Benham Intermediate-Term Tax-Free Fund                        January 15, 1998
0        Benham Long-Term Tax-Free Fund                                January 15, 1998
0        Benham Limited-Term Tax-Free Fund                             January 15, 1998
0        Benham High-Yield Municipal Fund                              March 31, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
0        American Century Balanced Fund                                January 15, 1998
0        Twentieth Century Growth Fund                                 January 15, 1998
0        Twentieth Century Heritage Fund                               January 15, 1998
0        Benham Intermediate-Term Bond Fund                            January 15, 1998
0        Benham Limited-Term Bond Fund                                 January 15, 1998
0        Benham Bond Fund                                              January 15, 1998
0        Twentieth Century Select Fund                                 January 15, 1998
0        Twentieth Century Ultra Fund                                  January 15, 1998
0        Twentieth Century Vista Fund                                  January 15, 1998
0        Twentieth Century Giftrust                                    January 15, 1998
0        Twentieth Century New Opportunities Fund                      January 15, 1998
0        Benham High Yield Fund                                        January 15, 1998

AMERICAN CENTURY PREMIUM RESERVES, INC.
0        Benham Premium Government Reserve Fund                        January 15, 1998
0        Benham Premium Capital Reserve Fund                           January 15, 1998
0        Benham Premium Managed Bond Fund                              January 15, 1998

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
0        American Century Equity Growth Fund                           January 15, 1998
0        American Century Income & Growth Fund                         January 15, 1998
0        American Century Global Gold Fund                             January 15, 1998
0        American Century Global Natural Resources Fund                January 15, 1998
0        American Century Utilities Fund                               January 15, 1998
0        American Century Small Cap Quantitative Fund                  July 30, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
0        American Century Strategic Allocation: Aggressive             January 15, 1998
0        American Century Strategic Allocation: Conservative           January 15, 1998
0        American Century Strategic Allocation: Moderate               January 15, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
0        Benham Target Maturities Trust:  2000                         January 15, 1998
0        Benham Target Maturities Trust:  2005                         January 15, 1998
0        Benham Target Maturities Trust:  2010                         January 15, 1998
0        Benham Target Maturities Trust:  2015                         January 15, 1998
0        Benham Target Maturities Trust:  2020                         January 15, 1998
0        Benham Target Maturities Trust:  2025                         January 15, 1998

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
0        American Century VP Advantage                                 January 15, 1998
0        American Century VP Balanced                                  January 15, 1998
0        American Century VP Capital Appreciation                      January 15, 1998
0        American Century VP International                             January 15, 1998
0        American Century VP Income & Growth                           January 15, 1998
0        American Century VP Value                                     January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
0        Twentieth Century Emerging Markets Fund                       January 15, 1998
0        Twentieth Century International Growth Fund                   January 15, 1998
0        Twentieth Century International Discovery Fund                January 15, 1998
0        Twentieth Century Global Growth Fund                          December 1, 1998

                                   SCHEDULE B

                              Investor Class Funds
Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
0        Benham California Municipal Money Market Fund                 January 15, 1998
0        Benham California High-Yield Municipal Fund                   January 15, 1998
0        Benham California Tax-Free Money Market Fund                  January 15, 1998
0        Benham California Limited Term Tax-Free Fund                  January 15, 1998
0        Benham California Intermediate-Term Tax-Free Fund             January 15, 1998
0        Benham California Long-Term Tax-Free Fund                     January 15, 1998
0        Benham California Insured Tax-Free Fund                       January 15, 1998

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
0        American Century Equity Income Fund1                          January 15, 1998
0        American Century Real Estate Fund1                            January 15, 1998
0        American Century Value Fund1                                  January 15, 1998
0        American Century Small Cap Value Fund                         July 30, 1998
0        American Century Equity Index Fund1                           January 29, 1999

AMERICAN CENTURY GOVERNMENT INCOME TRUST
0        Benham Short-Term Treasury Fund1                              January 15, 1998
0        Benham Intermediate-Term Treasury Fund1                       January 15, 1998
0        Benham Long-Term Treasury Fund1                               January 15, 1998
0        Benham Government Agency Money Market Fund1                   January 15, 1998
0        Benham Short-Term Government Fund1                            January 15, 1998
0        Benham GNMA Fund1                                             January 15, 1998
0        Benham Inflation-Adjusted Treasury Fund1                      January 15, 1998
0        Benham Capital Preservation Fund                              January 15, 1998

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
0        Benham International Bond Fund1                               January 15, 1998

AMERICAN CENTURY INVESTMENT TRUST
0        Benham Prime Money Market Fund1                               June 1, 1998

AMERICAN CENTURY MUNICIPAL TRUST
0        Benham Arizona Intermediate-Term Municipal Fund               January 15, 1998
0        Benham Florida Municipal Money Market Fund                    January 15, 1998
0        Benham Florida Intermediate-Term Municipal Fund               January 15, 1998
0        Benham Tax-Free Money Market Fund                             January 15, 1998
0        Benham Intermediate-Term Tax-Free Fund                        January 15, 1998
0        Benham Long-Term Tax-Free Fund                                January 15, 1998
0        Benham Limited-Term Tax-Free Fund                             January 15, 1998
0        Benham High-Yield Municipal Fund                              March 31, 1998

0        AMERICAN CENTURY MUTUAL FUNDS, INC.

0        American Century Balanced Fund1                               January 15, 1998
0        Twentieth Century Growth Fund1                                January 15, 1998
0        Twentieth Century Heritage Fund1                              January 15, 1998
0        Benham Intermediate-Term Bond Fund1                           January 15, 1998
0        Benham Limited-Term Bond Fund1                                January 15, 1998
0        Benham Bond Fund1                                             January 15, 1998
0        Twentieth Century Select Fund1                                January 15, 1998
0        Twentieth Century Ultra Fund1                                 January 15, 1998
0        Twentieth Century Vista Fund1                                 January 15, 1998
0        Twentieth Century Giftrust                                    January 15, 1998
0        Twentieth Century New Opportunities Fund                      January 15, 1998
0        Benham High Yield Fund                                        January 15, 1998

AMERICAN CENTURY PREMIUM RESERVES, INC.
0        Benham Premium Government Reserve Fund                        January 15, 1998
0        Benham Premium Capital Reserve Fund                           January 15, 1998
0        Benham Premium Bond Fund                                      January 15, 1998

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
0        American Century Equity Growth Fund1                          January 15, 1998
0        American Century Income & Growth Fund1                        January 15, 1998
0        American Century Global Gold Fund1                            January 15, 1998
0        American Century Global Natural Resources Fund1               January 15, 1998
0        American Century Utilities Fund1                              January 15, 1998
0        American Century Small Cap Quantitative Fund1                 July 30, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
0        American Century Strategic Allocation: Aggressive1            January 15, 1998
0        American Century Strategic Allocation: Conservative           January 15, 1998
0        American Century Strategic Allocation: Moderate1              January 15, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
0        Benham Target Maturities Trust:  20001                        January 15, 1998
0        Benham Target Maturities Trust:  20051                        January 15, 1998
0        Benham Target Maturities Trust:  20101                        January 15, 1998
0        Benham Target Maturities Trust:  20151                        January 15, 1998
0        Benham Target Maturities Trust:  20201                        January 15, 1998
0        Benham Target Maturities Trust:  20251                        January 15, 1998

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
0        American Century VP Advantage                                 January 15, 1998
0        American Century VP Balanced                                  January 15, 1998
0        American Century VP Capital Appreciation                      January 15, 1998
0        American Century VP International                             January 15, 1998
0        American Century VP Income & Growth                           January 15, 1998
0        American Century VP Value                                     January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
0        Twentieth Century Emerging Markets Fund1                      January 15, 1998
0        Twentieth Century International Growth Fund1                  January 15, 1998
0        Twentieth Century International Discovery Fund1               January 15, 1998
0        Twentieth Century Global Growth Fund1                         December 1, 1998

----------
(1) Multiple Classes of Shares

                                   SCHEDULE C

                            Institutional Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
0        American Century Equity Income Fund                           January 15, 1998
0        American Century Real Estate Fund                             January 15, 1998
0        American Century Value Fund                                   January 15, 1998
0        American Century Small Cap Value Fund                         July 30, 1998
0        American Century Equity Index Fund                            January 29, 1999

AMERICAN CENTURY MUTUAL FUNDS, INC.
0        American Century Balanced Fund                                January 15, 1998
0        Twentieth Century Growth Fund                                 January 15, 1998
0        Twentieth Century Heritage Fund                               January 15, 1998
0        Twentieth Century Select Fund                                 January 15, 1998
0        Twentieth Century Ultra Fund                                  January 15, 1998
0        Twentieth Century Vista Fund                                  January 15, 1998

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
0        American Century Equity Growth Fund                           January 15, 1998
0        American Century Income & Growth Fund                         January 15, 1998
0        American Century Small Cap Quantitative Fund                  July 30, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
0        Twentieth Century Emerging Markets Fund                       January 15, 1998
0        Twentieth Century International Growth Fund                   January 15, 1998
0        Twentieth Century International Discovery Fund                January 15, 1998
0        Twentieth Century Global Growth Fund                          December 1, 1998

                                   SCHEDULE D

                               Service Class Funds
Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
0        American Century Equity Income Fund                           January 15, 1998
0        American Century Real Estate Fund                             January 15, 1998
0        American Century Value Fund                                   January 15, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
0        American Century Balanced Fund                                January 15, 1998
0        Twentieth Century Growth Fund                                 January 15, 1998
0        Twentieth Century Heritage Fund                               January 15, 1998
0        Benham Intermediate-Term Bond Fund                            January 15, 1998
0        Benham Limited-Term Bond Fund                                 January 15, 1998
0        Benham Bond Fund                                              January 15, 1998
0        Twentieth Century Select Fund                                 January 15, 1998
0        Twentieth Century Ultra Fund                                  January 15, 1998
0        Twentieth Century Vista Fund                                  January 15, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
0        American Century Strategic Allocation: Aggressive             January 15, 1998
0        American Century Strategic Allocation: Conservative           January 15, 1998
0        American Century Strategic Allocation: Moderate               January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
0        Twentieth Century Emerging Markets Fund                       January 15, 1998
0        Twentieth Century International Growth Fund                   January 15, 1998
0        Twentieth Century International Discovery Fund                January 15, 1998

                                   SCHEDULE E

                               Advisor Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
0        American Century Equity Income Fund                           January 15, 1998
0        American Century Value Fund                                   January 15, 1998
0        American Century Real Estate Fund                             January 15, 1998
0        American Century Small Cap Value Fund                         July 30, 1998

AMERICAN CENTURY GOVERNMENT INCOME TRUST
0        Benham Short-Term Treasury Fund                               January 15, 1998
0        Benham Intermediate-Term Treasury Fund                        January 15, 1998
0        Benham Long-Term Treasury Fund                                January 15, 1998
0        Benham Government Agency Money Market Fund                    January 15, 1998
0        Benham Short-Term Government Fund                             January 15, 1998
0        Benham GNMA Fund                                              January 15, 1998
0        Benham Inflation-Adjusted Treasury Fund                       January 15, 1998

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
0        Benham International Bond Fund                                January 15, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
0        American Century Balanced Fund                                January 15, 1998
0        Twentieth Century Growth Fund                                 January 15, 1998
0        Twentieth Century Heritage Fund                               January 15, 1998
0        Benham Intermediate-Term Bond Fund                            January 15, 1998
0        Benham Limited-Term Bond Fund                                 January 15, 1998
0        Benham Bond Fund                                              January 15, 1998
0        Twentieth Century Select Fund                                 January 15, 1998
0        Twentieth Century Ultra Fund                                  January 15, 1998
0        Twentieth Century Vista Fund                                  January 15, 1998
0        Benham High Yield Fund                                        January 15, 1998

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
0        American Century Equity Growth Fund                           January 15, 1998
0        American Century Income & Growth Fund                         January 15, 1998
0        American Century Global Gold Fund                             January 15, 1998
0        American Century Global Natural Resources Fund                January 15, 1998
0        American Century Utilities Fund                               January 15, 1998
0        American Century Small Cap Quantitative Fund                  July 30, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
0        American Century Strategic Allocation: Aggressive             January 15, 1998
0        American Century Strategic Allocation: Conservative           January 15, 1998
0        American Century Strategic Allocation: Moderate               January 15, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
0        Benham Target Maturities Trust:  2000                         January 15, 1998
0        Benham Target Maturities Trust:  2005                         January 15, 1998
0        Benham Target Maturities Trust:  2010                         January 15, 1998
0        Benham Target Maturities Trust:  2015                         January 15, 1998
0        Benham Target Maturities Trust:  2020                         January 15, 1998
0        Benham Target Maturities Trust:  2025                         January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
0        Twentieth Century Emerging Markets Fund                       January 15, 1998
0        Twentieth Century International Growth Fund                   January 15, 1998
0        Twentieth Century International Discovery Fund                January 15, 1998
0        Twentieth Century Global Growth Fund                          December 1, 1998

AMERICAN CENTURY INVESTMENT TRUST
0        Benham Prime Money Market Fund                                June 1, 1998